Post balance sheet events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet events

47. Post balance sheet events
On 19 January 2026, GSK reached an agreement with Pfizer and Shionogi for the 11.7% economic interest in ViiV Healthcare currently held by Pfizer to be replaced with an investment by Shionogi. As a result of this transaction, Shionogi will increase its economic interest to 21.7% and GSK will maintain its 78.3% economic interest. Under the terms of the agreement, ViiV Healthcare will issue new shares to Shionogi for consideration of $2.125 billion and cancel Pfizer’s holding in ViiV Healthcare for a consideration of $1.875 billion. Additionally, GSK will receive a special dividend of $0.250 billion (payable in GBP). Completion of the transaction is subject to certain regulatory clearances in relevant markets and is expected to occur during Q1 2026. On completion, GSK will extinguish the Pfizer put option liability through retained earnings. The liability will be remeasured immediately prior to completion, on the same methodology as at 31 December 2025, with any change in the value of the liability recognised as an Adjusting item through other operating income/(expense). The carrying amount of the liability was £822 million as at 31 December 2025.
On 19 January 2026, GSK entered into a definitive agreement to acquire RAPT Therapeutics (RAPT), a California-based, clinical-
stage biopharmaceutical company dedicated to developing novel therapies for patients living with inflammatory and immunologic diseases. The acquisition includes ozureprubart, a long-acting anti-immunoglobulin E (IgE) monoclonal antibody, currently in phase IIb clinical development for prophylactic protection against food allergens. Under the terms of the agreement, GSK’s subsidiary commenced a tender offer to acquire all outstanding shares of RAPT common stock for $58.00 per share in cash at closing for an estimated aggregate equity value of $2.2 billion. Net of cash acquired, GSK's upfront investment is approximately
$1.9 billion. The transaction was subject to customary closing conditions, including the applicable waiting period under the Hart-
Scott-Rodino Act in the US, and subsequently closed on 3 March 2026. Given the timing of the closure of the transaction, GSK expects to disclose the provisional accounting for the acquisition in the Q1 2026 Results Announcement.
On 25 February 2026, GSK announced that it has entered an agreement to acquire 100% of the equity of 35Pharma Inc., a
Canada-based, private, clinical-stage biopharmaceutical company specialised in the development of novel protein-based therapeutics. The acquisition includes HS235, a potential best-in-class investigational medicine that has completed phase I healthy volunteer clinical trials with studies to start imminently in pulmonary arterial hypertension (PAH) and pulmonary hypertension due to heart failure with preserved ejection fraction (PH-HFpEF). The transaction is subject to customary conditions, including applicable regulatory agency clearances under the Hart-Scott-Rodino Act in the US and the Competition Act in Canada,
along with a filing under the Investment Canada Act. Under the terms of the agreement, US$950 million is payable in cash at closing.